UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 20, 2022 (July 30, 2021)

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40677	98-1581691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Empire State Building 20 West 34th Street, Suite 4215 New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 906-4480

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares included as part of the Units, par value $0.0001 per share	APTM	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	APTMW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant to acquire one Class A ordinary share	APTMU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Alpha Partners Technology Merger Corp. (the “Company”) is filing this Form 8-K/A (this “Amendment”) to amend and restate its auditedbalance sheet as of July 30, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2021 (the “Original Form 8-K”) on account of the restatement of the Company’s financial statement and related footnote disclosures as of July 30, 2021.

Background of Restatement

As previously reported on its Current Report on Form 8-K filed with the SEC on November 22, 2021, the Audit Committee of the Board of Directors of the Company, after discussion with the Company’s management, concluded on November 19, 2021, that the Company’s financial statement and related footnote disclosures as of July 30, 2021 filed in the Original Form 8-K contained errors relating to the classification between temporary equity and permanent equity of the Company’s Class A ordinary shares subject to redemption, which the Company initially presented a portion of as permanent equity, and has determined should be classified as temporary equity. In addition, the Company granted the underwriters a 45-day option to purchase up to 3,750,000 additional Units to cover over-allotments at the initial public offering price, less the underwriting discounts and commissions. The Company concluded that the underwriters’ over-allotment option to purchase up to 3,750,000 additional Units should have been classified as a liability pursuant to ASC 480. In light of these errors, it was determined that it is appropriate to amend and restate the Company’s Original Form 8-K. The Audit Committee of Board of Directors of the Company discussed with the Company’s independent accountants and are in agreement with the matters as disclosed in this Amendment.

Effects of Restatement

See Note 2 to the Notes to Financial Statement included in this Amendment as Exhibit 99.1 for additional information on the restatement and the related financial statement effects. The Company does not expect these changes will have any impact on its cash position and cash held in the trust account established in connection with the Company’s initial public offering.

Internal Control Considerations

The Company’s management has concluded that in light of the errors described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. For a discussion of management’s consideration of the material weakness identified, see Part I, Item 4, “Controls and Procedures” of the Company’s Quarterly Report as of and for the period ended September 30, 2021 on Form 10-Q/A, filed with the SEC on November 22, 2021.

Except as described above, this Amendment does not amend, update or change any other disclosures in the Original Form 8-K. In addition, the information contained in this Amendment does not reflect events occurring after the filing of the Original Form 8-K and does not modify or update the disclosures therein, except as specifically identified above. Among other things, forward-looking statements made in the Original Form 8-K have not been revised to reflect events, results, or developments that occurred or facts that became known to us after the date of the Original Form 8-K other than the restatement, and such forward-looking statements should be read in conjunction with our filings with the SEC, including those subsequent to the filing of the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet, as of July 30, 2021

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 20, 2022

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

By:	/s/ Matt Krna
Matt Krna
Chief Executive Officer